Exhibit 99.4

Exhibit “C”

Registration Rights Agreement

This Registration Rights Agreement (“Agreement”) is entered into as of this October 15, 2003, by and between Transmeridian Exploration, Inc., a Delaware corporation (the “Company”) and EurAsia Holding AG, an entity organized under the laws of Germany (the “Investor”).  In order to induce the Investor to enter into that certain Subscription Agreement (herein so called) dated October 15, 2003 and to consummate the purchase of shares of the Common Stock, $0.0006 par value, of the Company as described in the Subscription Agreement, the Company has agreed to provide the registration rights set forth in this Agreement.  The execution of this Agreement is conditioned upon the consummation of the First Closing (as defined in the Subscription Agreement).

NOW THEREFORE, for and in consideration of the mutual covenants and conditions as set forth in the Subscription Agreement and in this Agreement, the parties hereto hereby agree as follows:

1)  Registration Rights

(a) Demand Registration Rights.  At any time after the Company is legally permitted to utilize the Form S-3 Registration Statement (which, in any event shall not be prior to May 16, 2004), upon the written request of the Investor, the Company agrees to use its best efforts to promptly file and cause to become effective a Form S-3 Registration Statement under the Securities Act covering up to (but no more than) twenty-five percent (25%) of the shares of Common Stock of the Company purchased by the Investor under the Subscription Agreement (which shares, together with any securities issued or issuable with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization, are sometimes referred in this Agreement as the “Registrable Securities”; provided, however, that any such shares or securities shall be deemed to be Registrable Securities only if and so long as they are Transfer Restricted Securities); provided, however, that the Company shall not be obligated to file and cause to become effective more than one (1) Registration Statement pursuant to this Section 1; and provided further, that in the event the Board of Directors of the Company in good faith determines that significant corporate developments preclude the filing of such Registration Statement, the Company may delay the filing of such Registration Statement for a period not to exceed 60 days from the date of such request.

(b) Piggyback Registration Rights.  In the event the Company intends to file a Registration Statement under the Securities Act (other than on Form S-4 or Form S-8 or any successor form for the registration of securities issued or to be issued in connection with a merger or acquisition or employee benefit plan) covering the offer and sale of Common Stock by the Company or by other selling shareholders, the Company shall give written notice thereof to the Investor, and the Company shall include in such registration such number of Registrable Securities for which it has received written requests from the

Investor to include within such Registration Statement within fifteen (15) days after the Company has sent written notice to such Investor, provided, however, in no event will the Company be required to include more than twenty-five percent (25%) of the shares of Registrable Securities acquired by the Investor under the Subscription Agreement.

(c) Underwritten Offerings.  If for any reason the Form S-3 Registration Statement under Subsection (a) above or the Registration Statement under subsection (b) above is to cover an Underwritten Offering, such Registrable Securities shall be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.  If in the good faith judgment of the managing underwriter in any Underwritten Offering, the inclusion of all of the shares of Registrable Securities and any other Common Stock requested to be registered in such Underwritten Offering would interfere with the successful marketing of a smaller number of such shares, then the number of shares of Registrable Securities and other Common Stock to be included in the offering (except for shares to be issued by the Company in an offering initiated by the Company) shall be reduced to such smaller number as the managing underwriter shall in its sole discretion determine.  In this event, the reduction in participation by holders of Registrable Securities shall occur on a pro rata basis with all other participating holders of securities to be registered under such Form S-3 Registration Statement or other Registration Statement (as applicable), except to the extent that certain holders of other securities may have a contractual preference to participate.  In such case, the Company and the managing underwriter shall use their reasonable best efforts to accommodate the selling desires of the holders of Registrable Securities and the holders of other shares of Common Stock of the Company who possess such registration rights.  Any shares for which the Company has received written request to register such shares and are excluded from an underwritten public offering as discussed above, shall be withheld from the market by the holders thereof for a period of time, not to exceed 30 days prior to the effective date and 180 days thereafter, that the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

2)  Termination

If the Investor participates in an offering but ultimately decides not to sell upon the effectiveness of the Registration Statement including such shares, the obligations of the Company under this Registration Rights Agreement shall cease.  In any event, this Registration Rights Agreement shall immediately terminate without further action on the part of the Company at such time as the shares of Common Stock issued under the Subscription Agreement and for which such securities have registration rights under this Agreement shall no longer be Transfer Restricted Securities.

3)  Registration Procedures

If and whenever the Company is required to register Registrable Securities, the Company will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company will as expeditiously as possible:

(a)           prepare and file with the SEC as soon as practicable a Form S-3 Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective and remain effective until the Registrable Securities covered by such Registration Statement have been sold, provided, however, in no event shall the Company be required to maintain the effectiveness of the Form S-3 Registration Statement for longer than one hundred eighty (180) days;

(b)           prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by the Investor or any underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

(c)           deliver to the Investor and the underwriters, if any, without charge, as many copies of each Prospectus (and each preliminary prospectus) as such Persons may reasonably request (the Company hereby consenting to the use of each such Prospectus (or preliminary prospectus) by the Investor and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus (or preliminary prospectus); and

(d)           register or qualify or cooperate with the Investor, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Investor or underwriters may designate in writing and do anything else necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject.

Notwithstanding the undertakings in this Section 3, the Company may decline to file a Registration Statement after giving notice to any holder of Registrable Securities as discussed in Section 1, or withdraw a Registration Statement after filing and after such notice, but prior to the effectiveness thereof, provided, that the Company shall promptly notify each holder in writing of any such action and provided, further, that the Company shall bear all expenses which would otherwise have been charged to the holder in connection with such withdrawn Registration Statement.  In taking such action, the Company shall have no liability to the holders of Registrable Securities to the extent it did not have a contractual requirement to file such Registration Statement or obtain its effectiveness.

4)  Registration Expenses

The Registration Expenses of all Registrations shall be borne by the Company, except that (i) the fees and disbursements of any counsel to the selling security holders shall be paid by such holders if such security holders are unwilling to be represented by counsel to the Company, and (ii) the selling security holders shall pay all underwriting discounts or commissions, any selling commissions and stock transfer taxes attributable to sales of Registrable Securities.

5)  Requirements for Participation in Underwritten Offerings

No person may participate in any Underwritten Offering pursuant to a Registration initiated by the Company hereunder unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Company and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, that the term of such underwriting arrangement in connection with the sale of Registrable Securities shall be no less favorable than the terms afforded to any other holder of securities participating in the Underwritten Offering.

6)  Suspension of Sales

Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each Holder of Registrable Securities shall forthwith discontinue disposition of Registrable Securities until such Holder has received copies of a supplemented or amended Prospectus, or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

7)  Miscellaneous

Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.  This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.  If the Investor is more than one person, the obligation of the Investor shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and its heirs, executors, administrators and successors.  This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.  This Agreement is not transferable or assignable by the Investor.  This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

8)  Definitions

Registration Expenses:  Registration Expenses shall mean:

(1)           all registration and filing fees (including fees with respect to filings required to be made with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.);

(2)           fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities);

(3)           printing, messenger, telephone and delivery expenses;

(4)           fees and disbursements of counsel for the Company; and

(5)           fees and disbursements of all independent certified public accountants of the Company incurred specifically in connection with such Registration.

Registration Expenses shall not include: (i) the fees and disbursements of any counsel to the selling security holders, which shall be paid by such holders if such security holders are unwilling to be represented by counsel to the Company, and (ii) any underwriting discounts or commissions, any selling commissions and stock transfer taxes attributable to sales of Registrable Securities.

Registrable Securities:  (a) Up to twenty five percent (25%) of the shares of Common Stock issued to the Investor under the Subscription Agreement, and (b) any securities issued or issuable with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that any such shares or securities shall be deemed to be Registrable Securities only if and so long as it is a Transfer Restricted Security.

Registration Statement:  With respect to Section 1(a), a Form S-3 registration statement which covers Registrable Securities pursuant to the provisions of this Agreement, and with respect to Section 1(b), any other form of registration statement that the Company determines, in its sole discretion to file, and in each case including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

Securities Act:  The Securities Act of 1933, as from time to time amended.

SEC:  The Securities and Exchange Commission.

Transfer Restricted Security:  A security that has not been sold to or through a broker, dealer or underwriter in a public distribution or other public securities transaction or sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Rule 144(k) promulgated thereunder (or any successor rule other than proposed Rule 144A).  The foregoing notwithstanding, a security shall remain a Transfer Restricted Security until (i) all stop transfer instructions or notations and restrictive legends with respect to such security are eligible to be removed and (ii) the Holder of such security has received an opinion of counsel to the Company, to the effect that such shares in such Holder’s hands are freely transferable in any public or private transaction without registration under the Securities Act (or such Holder has waived receipt of such opinion).

Underwritten Registration or Underwritten Offering:  A registration in which securities of the Company are sold to an underwriter for distribution to the public.

This agreement is effective as of the date first written above.

Transmeridian Exploration, Inc.

/s/ Lorrie T. Olivier
by: Lorrie T. Olivier
Chairman and Chief Executive Officer

EurAsia Holding AG

/s/ Sean Roosen
by: Sean Roosen
Chief Operating Officer